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                                  Exhibit 10c
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[LOGO OF BANK OF AMERICA APPEARS HERE]                    Amendment to Documents
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                   AMENDMENT NO.3 TO BUSINESS LOAN AGREEMENT

        This Amendment No. 3 (the "Amendment") dated as of August 25, 1995, is
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among Bank of America National Trust and Savings Association (the "Bank"),
McFarland Energy, Inc. ("McFarland") and Carl Oil and Gas Co. ("Carl") (McFarland and Carl are sometimes referred to collectively as the "Borrowers" and individually as a "Borrower").

                                   RECITALS
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     A. The Bank and the Borrowers entered into a certain Business Loan
Agreement dated as of April 20, 1994, as previously amended (the "Agreement").

     B.  The Bank and the Borrowers desire to further amend the Agreement.

                                   AGREEMENT
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     1.  Definitions.  Capitalized terms used but not defined in this Amendment
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shall have the meaning given to them in the Agreement.

     2.  Amendments.  The Agreement is hereby amended as follows:
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         2.1  Subparagraph 1.8(i) of the Agreement is hereby amended in its entirety to read as follows:

         *(i) standby letters of credit with a maximum maturity of three hundred sixty five (365) days but not to extend beyond the Facility No. 1 Expiration Date, except for the specified standby letter of credit
         No. LASB 211523 as referenced below in subparagraph 1.8(iii), which may not extend beyond the expiration date of August 31, 1996."

     3.  Effect of Amendment.  Except as provided in this Amendment, all of the
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terms and conditions of the Agreement shall remain in full force and effect.

         This Amendment is executed as of the date stated at the beginning of this Amendment.

Bank of America                         McFarland Energy, Inc.
National Trust and Savings Association


X  /s/ Anita Dice                       X  /s/ Ronald T. Yoshihars
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By:  Anita Dice                         By:  Ronald T. Yoshihars
Title:  Vice President                  Title: Treasurer and Chief Financial
                                               Officer


                                        Carl Oil & Gas Co.


                                        X  /s/ Ronald T. Yoshihars
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                                        By:  Ronald T. Yoshihars
                                        Title: Treasurer

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AmendL (10/92)                        -1-                            57-TempAP15

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